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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 30, 2019

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Governance Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949 4123
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	6160	The Stock Exchange of Hong Kong Limited

*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]
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Item 8.01 Other Events.

On May 30, 2019, BeiGene, Ltd. (the “Company”) issued a press release announcing that the China National Medical Products Administration (NMPA, formerly known as CFDA) has accepted the supplemental import drug application for ABRAXANE® (paclitaxel protein-bound particles for injectable suspension) (albumin-bound), in combination with gemcitabine, as a first-line treatment of patients with metastatic adenocarcinoma of the pancreas (mPC). ABRAXANE was first approved in China in 2008 for the treatment of patients with metastatic breast cancer. It is currently marketed in China by the Company under an exclusive license from Celgene Corporation. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 30, 2019, the Company issued a press release announcing that the NMPA has accepted a supplemental new drug application (sNDA) for tislelizumab, an investigational anti-PD-1 antibody, for the treatment of patients with previously treated locally advanced or metastatic urothelial carcinoma (UC). The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 1, 2019, the Company issued a press release announcing preliminary results of tislelizumab, its investigational anti-PD-1 inhibitor, in Chinese patients with nasopharyngeal cancer (NPC) that were presented in a poster at the 2019 American Society of Clinical Oncology (ASCO) Annual Meeting, being held in Chicago May 31 - June 4, 2019. The full text of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release titled “BeiGene Announces Acceptance of Supplemental Import Drug Application in China for ABRAXANE® in Metastatic Pancreatic Cancer,” issued on May 30, 2019

99.2	Press Release titled “BeiGene Announces Acceptance of a Supplemental New Drug Application in China for Tislelizumab in Urothelial Carcinoma,” issued on May 30, 2019

99.3	Press Release titled “BeiGene Announces Preliminary Phase 2 Results with Tislelizumab in ChinesePatients with Nasopharyngeal Cancer at the ASCO Annual Meeting,” issued on June 1, 2019

Exhibit Index

Exhibit No.	Description
99.1	Press Release titled “BeiGene Announces Acceptance of Supplemental Import Drug Application in China for ABRAXANE® in Metastatic Pancreatic Cancer,” issued on May 30, 2019

99.2	Press Release titled “BeiGene Announces Acceptance of a Supplemental New Drug Application in China for Tislelizumab in Urothelial Carcinoma,” issued on May 30, 2019

99.3	Press Release titled “BeiGene Announces Preliminary Phase 2 Results with Tislelizumab in ChinesePatients with Nasopharyngeal Cancer at the ASCO Annual Meeting,” issued on June 1, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 3, 2019	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel